Exhibit 10.1
FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated March 31, 2008, to be effective as of April 1, 2008, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement (a) to permit the Borrower to incur additional unsecured Indebtedness in the aggregate amount of $300,000,000, (b) to increase the Aggregate Commitment to $1,000,000,000, and (c) for certain other purposes as provided herein, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in appropriate alphabetical order:
     “Fourth Amendment Effective Date” means April 1, 2008.
     “Senior Notes” means the Senior Subordinated Notes and the Senior Unsecured Notes.
     “Senior Unsecured Notes” means senior unsecured notes issued after the Fourth Amendment Effective Date and prior to October 1, 2008; provided that (i) the terms of such Senior Unsecured Notes do not provide
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for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.
     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     “Consolidated Current Liabilities” means, as of any date of determination, the total of (a) consolidated current liabilities of the Borrower and the Consolidated Subsidiaries, as determined in accordance with GAAP as of such date, (b) less current maturities of the Loans and the Senior Notes, (c) less any non-cash obligations required to be included in consolidated current liabilities of the Borrower and the Consolidated Subsidiaries as a result of the application of FASB Statement 133 as of such date.
     “Existing Swap Agreements” means (i) any Swap Agreements entered into between the Borrower or any Guarantor and any Lender Counterparty prior to the Effective Date and in effect on the Effective Date and (ii) any Swap Agreements entered into between the Borrower or any Guarantor and Barclays Bank PLC or any of its Affiliates prior to the Fourth Amendment Effective Date and in effect on the Fourth Amendment Effective Date.
     “Indenture” means, collectively, (i) that certain Indenture dated as of July 21, 2003, by and between the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as trustee, pursuant to which the Borrower issued the Senior Subordinated Notes, as amended and supplemented by that certain Supplemental Indenture dated as of June 22, 2004 and as further amended and supplemented from time to time as permitted under the terms thereof, (ii) that certain Indenture dated March 9, 2005, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iii) that certain Indenture dated May 23, 2006, among the Borrower, as issuer, certain of its
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Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof and (iv) that certain Indenture dated September 28, 2007, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof.
     “Restricted Payment” means, collectively, (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Credit Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Credit Party or any option, warrant or other right to acquire any such Equity Interests in any Credit Party and (ii) any payment or prepayment of principal of, premium on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance) sinking fund or similar payment with respect to the Senior Notes.
     “Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, (vi) the 7 1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, and (v) additional senior unsecured subordinated notes issued after the Fourth Amendment Effective Date and prior to October 1, 2008; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.
     “Unrestricted Subsidiary” means (a) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Borrower in the manner provided below and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Borrower may designate any Subsidiary (including any newly
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acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries (i) is a Material Domestic Subsidiary or a Subsidiary owning Oil and Gas Interests included in the Borrowing Base Properties or (ii) guarantees any indebtedness, liabilities or other obligations now or which may in the future be owing under any Senior Notes issued or sold by any Credit Party; provided that, notwithstanding anything to the contrary contained herein, WCR/Range GP, LLC, a Texas limited liability company, shall be deemed to be an Unrestricted Subsidiary for purposes of this Agreement and the other Loan Documents.
     2.3 Indebtedness Under the Senior Notes. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (h) unsecured Indebtedness under the Senior Notes in an aggregate principal amount not exceeding $1,150,000,000 at any time outstanding and extensions, renewals, replacements and refinancing of any such Indebtedness that is unsecured and does not cause the aggregate principal amount of the Senior Notes to exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; and
     2.4 Swap Agreements. Section 7.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Section 7.05. Swap Agreements. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or maintain any Swap Agreement, except the Existing Swap Agreements, and Swap Agreements entered into in the ordinary course of business with Approved Counterparties and not for speculative purposes to (a) hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower or any Restricted Subsidiary has actual exposure, and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party; provided that such Swap Agreements (at the time each transaction under such Swap Agreement is entered into) would (i) not cause the aggregate notional amount of Hydrocarbons under all Swap Agreements then in effect (including the Existing Swap Agreements) to exceed at any time (1) ninety percent (90%) of the forecasted production from proved developed producing reserves of the Borrower and the Restricted Subsidiaries for the first three years of the forthcoming five year period and (2) eighty percent (80%) of the forecasted production from proved producing reserves of the Borrower and the Restricted Subsidiaries for the fourth and fifth years of the forthcoming five year period, and (ii) with respect to interest rates, not cause all Swap Agreements then in effect (including the Existing Swap
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Agreements) to exceed eighty percent (80%) of the aggregate funded Indebtedness of the Borrower and its Subsidiaries projected to be outstanding for the forthcoming three year period. Once the Borrower or any Restricted Subsidiaries enters into a Swap Agreement or any hedge transaction pursuant to any Swap Agreement, the terms and conditions of such Swap Agreement and such hedge transaction may not be materially amended modified or cancelled unless the Borrower or such Restricted Subsidiary, as the case may be, provides written notice thereof to the Administrative Agent within three (3) Business Days after such amendment, modification or cancellation. Each Credit Party agrees and acknowledges that (A) the Existing Swap Agreements are Swap Agreements permitted under this Section 7.05, (B) as of the Effective Date, the counterparty to each Swap Agreement described in clause (i) of the definition of Existing Swap Agreements is a Lender Counterparty and (C) as of the Fourth Amendment Effective Date, the counterparty to each Swap Agreement described in clause (ii) of the definition of Existing Swap Agreements is a Lender Counterparty. Each Credit Party and each Lender agrees and acknowledges that the obligations of the Credit Parties under the Existing Swap Agreements are included in the defined term “Obligations” and such obligations are entitled to the benefits of, and are secured by the Liens granted under, the Security Instruments.
     2.5 Restricted Payments. Section 7.06 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Section 7.06. Restricted Payments. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and pay dividends and make distributions with respect to its Equity Interests payable solely in additional Equity Interests of the Borrower, other than Disqualified Stock, (b) so long as no Default shall have occurred and is continuing or would be caused thereby, the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $10,000,000 in any fiscal year; provided that any such Restricted Payments that are required to be made by the issuance of additional Equity Interests of the Borrower may be made regardless of whether a Default shall have occurred and is continuing, (c) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor, (d) so long as no Default shall have occurred and is continuing or would be caused thereby, Restricted Payments in an aggregate amount not to exceed $20,000,000, plus (i) 50% of cumulative Consolidated Net Income after December 31, 2001 (excluding any non-cash gains or losses associated with the application of FASB Statement 121 or 133), plus (ii) 66-2/3% of the aggregate net cash
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proceeds received by the Borrower from the issuance of its Equity Interests (other than Disqualified Stock) at any time after December 31, 2001, minus (iii) Restricted Payments made pursuant to Section 13(c)(ii) of the Original Credit Agreement prior to the Effective Date, and (e) so long as no Default shall have occurred and is continuing or would be caused thereby, the Credit Parties may make Restricted Payments with respect to the Senior Notes in exchange for, or out of the proceeds of, the substantially concurrent sale of new or replacement Senior Notes permitted pursuant to Section 7.01(h).
     2.6 Restrictive Agreements. Section 7.08 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Section 7.08. Restrictive Agreements. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, this Agreement or the Indenture (or any documents evidencing or relating to the issuance of any permitted Senior Notes or any permitted refinancing of the Senior Notes), (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.
     2.7 Modifications of Senior Notes. Section 7.13 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Section 7.13. [Reserved].
          2.8 Notices. Subclause (ii) of Section 11.01(a) shall be and it hereby is amended in its entirety to read as follows:
     (ii) if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 10 South
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Dearborn St., 19th Floor, Chicago, Illinois 60603-2003, Telecopy No.: (312) 385-7096, Attention: Claudia Kech (claudia.kech@jpmchase.com), with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, TX1-2448, Dallas, Texas 75201, Telecopy No. (214) 965-3280, Attention: Wm. Mark Cranmer, Senior Vice President (mark.cranmer@chase.com); and
     2.9 Increase in the Aggregate Commitment. Notwithstanding anything to the contrary contained in the Credit Agreement, effective as of the Fourth Amendment Effective Date, the Aggregate Commitment shall be $1,000,000,000, and Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and replaced in its entirety with Schedule 2.01 attached hereto.
     3. New Lenders and Reallocation of Commitments and Loans. The Lenders have agreed among themselves to reallocate their respective Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Commitment. As of the Fourth Amendment Effective Date and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. With respect to such reallocation, each New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation. The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.
     4. Reaffirmation of Borrowing Base. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Fourth Amendment Effective Date, the Borrowing Base shall continue to be $1,500,000,000 until the next redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement.
     5. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.
     6. Fourth Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment, the assignments and reallocations contained in Section 3 of this Amendment and the reaffirmation of the Borrowing Base as set forth in Section 4 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 7 hereof.
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     7. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower and each Guarantor shall have executed and delivered this Amendment to Administrative Agent;
          (b) Payment of Fee. Borrower shall have paid to Administrative Agent, for the benefit of the Lenders (including the New Lenders), a fully earned and nonrefundable fee in an amount equal to 0.25% of the $100,000,000 increase in the Aggregate Commitment, to be shared pro rata with any Lender increasing its Commitment (including the New Lenders) based on the increase in such Lender’s respective Commitment (including the amount of any New Lender’s Commitment).
          (c) Representations and Warranties. The representations and warranties of the Credit Parties under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date);
          (d) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment;
          (e) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     8. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment, and (d) after giving effect to the increase in the Aggregate Commitment and the assignments and reallocations contained in Section 2 of this Amendment, the Borrower and its Consolidated Subsidiaries are in pro forma compliance with each of the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter of the Borrower.
     9. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby,
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remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     10. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     11. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     12. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     13. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Remainder of page blank. Signature pages follow]
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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION
By:
Roger S. Manny, Senior Vice President

GUARANTORS:

RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
RANGE RESOURCES — PINE MOUNTAIN, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:
Roger S. Manny, Senior Vice President of all of the foregoing Credit Parties

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Signature Page

RANGE RESOURCES — APPALACHIA, LLC (f/k/a Great Lakes Energy Partners, L.L.C.)
By:	RANGE HOLDCO, INC., Its member
RANGE ENERGY I, INC., Its member

By:
Roger S. Manny, Senior Vice President of each of the foregoing members

RANGE RESOURCES, L.L.C.
By:	RANGE PRODUCTION COMPANY, Its member
RANGE HOLDCO, INC., Its member

By:
Roger S. Manny, Senior Vice President of each of the foregoing members

STROUD ENERGY LP, LLC,
By:	Range Operating, Texas, LLC, Its Member

By:
Roger S. Manny, Senior Vice President

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Signature Page

STROUD ENERGY, LTD.,
By:	Stroud Energy Management GP, LLC, Its general partner

By:
Roger S. Manny, Senior Vice President

STROUD OIL PROPERTIES, L.P.,
By:	Stroud Energy GP, LLC, Its general partner

By:
Roger S. Manny, Senior Vice President

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Signature Page

RANGE TEXAS PRODUCTION, L.L.C.
By:	Range Energy I, Inc., Its Member

By:
Roger S. Manny, Senior Vice President

REVC HOLDCO, LLC Range Resources Corporation, Its member
By:
Roger S. Manny, Senior Vice President

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JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender
By:
Wm. Mark Cranmer, Senior Vice President

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BANK OF SCOTLAND, as a Lender
By:
Name:
Title:

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CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender
By:
Name:
Title:

By:
Name:
Title:

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COMPASS BANK, as a Lender
By:
Name:
Title:

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BANK OF AMERICA, N.A., as a Documentation Agent and a Lender
By:
Name:
Title:

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FORTIS CAPITAL CORP., as a Documentation Agent and a Lender
By:
Name:
Title:

By:
Name:
Title:

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NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:
Name:
Title:

By:
Name:
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COMERICA BANK, as a Lender
By:
Name:
Title:

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CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender
By:
Name:
Title:

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AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender
By:
Name:
Title:

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BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender
By:
Name:
Title:

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KEY BANK, as a Lender
By:
Name:
Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

By:
Name:
Title:

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THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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THE FROST NATIONAL BANK, as a Lender
By:
Name:
Title:

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CITIBANK, N.A., as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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CREDIT SUISSE, Cayman Islands Branch, as a Lender
By:
Name:
Title:

By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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SUNTRUST BANK, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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SOCIÉTÉ GÉNÉRALE, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

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STERLING BANK, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

FOURTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

Schedule 2.01
APPLICABLE PERCENTAGES AND COMMITMENTS

		Applicable
Lender	Title	Percentage	Commitment
JPMorgan Chase Bank , N.A.	Administrative Agent	5.3070652%	$53,070,652.17
Bank of America, N.A.	Documentation Agent	5.3070652%	$53,070,652.17
Fortis Capital Corp.	Documentation Agent	5.3070652%	$53,070,652.17
Calyon New York Branch	Syndicated Agent	5.3070652%	$53,070,652.17
BMO Capital Markets Financing, Inc., (f/k/a Harris Nesbitt Financing, Inc.)	Syndication Agent	5.3070652%	$53,070,652.17
Suntrust Bank		5.1760266%	$51,760,265.70
Bank of Scotland	Agent	5.0625000%	$50,625,000.00
The Bank of Nova Scotia	Co-Agent	4.7173913%	$47,173,913.04
Comerica Bank	Co-Agent	4.7173913%	$47,173,913.04
Union Bank of California, N.A.	Co-Agent	4.7173913%	$47,173,913.04
Key Bank	Co-Agent	4.1277174%	$41,277,173.91
Wachovia Bank, National Association	Co-Agent	4.1277174%	$41,277,173.91
Deutsche Bank Trust Company Americas	Co-Agent	4.1277174%	$41,277,173.91
Natixis (formerly Natexis Banques Populaires)	Co-Agent	4.1277174%	$41,277,173.91
Société Générale		4.1277174%	$41,277,173.91
US Bank, National Association		4.1277174%	$41,277,173.91
Credit Suisse, Cayman Islands Branch		3.5380435%	$35,380,434.78
Citibank, N.A.	Co-Agent	3.0794082%	$30,794,082.13
Compass Bank		2.9483696%	$29,483,695.65
Amegy Bank N.A. (f/k/a Southwest Bank of Texas N.A.)		2.9483696%	$29,483,695.65
The Frost National Bank		2.9483696%	$29,483,695.65
Capital One, N.A. (f/k/a Hibernia National Bank)		2.9483696%	$29,483,695.65
Barclays Bank PLC		2.9483696%	$29,483,695.65
Sterling Bank		2.9483696%	$29,483,695.65
TOTAL		100.00%	$1,000,000,000
FOURTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Schedule 2.01